UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2017

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois (Address of principal executive offices)	60143 (Zip Code)

(630) 875-7463
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 12, 2017, First Midwest Bancorp, Inc. (“First Midwest”) filed a Current Report on Form 8-K (the “Original Filing”) announcing that on January 6, 2017, Benjamin Acquisition Corporation, a wholly owned subsidiary of First Midwest, merged with and into Standard Bancshares, Inc., an Illinois corporation (“Standard”), with Standard as the surviving entity, and that on January 9, 2017, Standard merged with and into First Midwest, with First Midwest as the surviving entity, in each case, pursuant to an agreement and plan of merger, dated as of June 28, 2016, by and among First Midwest, Standard and Benjamin Acquisition Corporation.

This amendment to the Original Filing is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K, which were excluded from the Original Filing in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively.

Item 9.01                                 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of Standard as of December 31, 2015 and December 31, 2014 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows of Standard for each of the three years in the period ended December 31, 2015, as well as the accompanying notes thereto, are filed as Exhibit 99.1 hereto and are hereby incorporated by reference into this Item 9.01(a).

The unaudited consolidated balance sheet of Standard as of September 30, 2016 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows of Standard for the nine month periods ended September 30, 2016 and 2015, as well as the accompanying notes thereto, are filed as Exhibit 99.2 hereto and are hereby incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information for First Midwest is filed as Exhibit 99.3 hereto and is hereby incorporated by reference into this Item 9.01(b):

•                  unaudited pro forma condensed combined balance sheet as of September 30, 2016;

•                  unaudited pro forma condensed combined income statement for the nine months ended September 30, 2016; and

•                  unaudited pro forma condensed combined income statement for the year ended December 31, 2015.

(d) Exhibits

23.1                        Consent of RSM US LLP, Independent Auditors for Standard with respect to Standard’s 2015 audited financial statements.

99.1                        The audited consolidated balance sheets of Standard as of December 31, 2015 and December 31, 2014 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows of Standard for each of the three years in the period ended December 31, 2015 (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-213532) filed by First Midwest with the Securities and Exchange Commission on September 8, 2016, as amended on October 18, 2016 and October 25, 2016, and by the post-effective amendment filed on October 27, 2016).

99.2                        The unaudited consolidated balance sheet of Standard as of September 30, 2016 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows of Standard for the nine month periods ended September 30, 2016 and 2015.

99.3                        Unaudited pro forma condensed combined balance sheet as of September 30, 2016; unaudited pro forma condensed combined income statement for the nine months ended September 30, 2016; and unaudited pro forma condensed combined income statement for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date:	February 23, 2017	/s/ Nicholas J. Chulos
By: Nicholas J. Chulos Executive Vice President, Corporate Secretary, and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of RSM US LLP, Independent Auditors for Standard with respect to Standard’s 2015 audited financial statements.

99.1

The audited consolidated balance sheets of Standard as of December 31, 2015 and December 31, 2014 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows of Standard for each of the three years in the period ended December 31, 2015 (incorporated by reference to the Registration Statement on Form S-4 (File No. 333-213532) filed by First Midwest with the Securities and Exchange Commission on September 8, 2016, as amended on October 18, 2016 and October 25, 2016, and by the post-effective amendment filed on October 27, 2016).

99.2

The unaudited consolidated balance sheet of Standard as of September 30, 2016 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows of Standard for the nine month periods ended September 30, 2016 and 2015.

99.3

Unaudited pro forma condensed combined balance sheet as of September 30, 2016; unaudited pro forma condensed combined income statement for the nine months ended September 30, 2016; and unaudited pro forma condensed combined income statement for the year ended December 31, 2015.